UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 18, 2005

Main Street Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-25128	58-2104977
(State of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144

(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888

(Registrant’s Telephone Number, including Area Code)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                On January 18, 2005 Main Street Banks, Inc. (the “Registrant”) issued a press release announcing the resignation of Robert D. McDermott as the Registrant’s executive vice president and chief financial officer.  Mr. McDermott tendered his resignation to the Registrant on January 14, 2005.  A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

99.1                           Press Release of Registrant, dated January 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 18, 2005	MAIN STREET BANKS, INC.

	By:	/s/ Samuel B. Hay III
Samuel B. Hay III
President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description of Document

99.1	Press Release of Registrant, dated January 18, 2005.